UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

September 30, 2004
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240

(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Unaudited Pro Forma Combined Financial Information

     This Form 8-K/A is being filed to amend the Form 8-K filed on October 6, 2004 to include the pro forma financial information required by Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The pro forma financial information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(c)	Exhibits

	99.1	Unaudited pro forma combined balance sheet of Atmos Energy Corporation as of June 30, 2004 and unaudited pro forma combined statements of income for the nine months ended June 30, 2004 and the 12 months ended September 30, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)
DATE: October 22, 2004	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma combined balance sheet of Atmos Energy Corporation as of June 30, 2004 and unaudited pro forma combined statements of income for the nine months ended June 30, 2004 and the 12 months ended September 30, 2003